UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 15, 2006
                             -----------------------
                                (Date of Report)

                           ELITE PHARMACEUTICALS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-45241                 22-3542636
       ------------                 -------------             --------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES
ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

          On March 15, 2006, Registrant sold in a private placement through Indigo Securities LLC, the placement agent ("PLACEMENT AGENT"), 10,000 shares of its Series B 8% Convertible Preferred Stock, par value $0.01 per share (the "SERIES B PREFERRED STOCK"), at a price of $1,000 per share, each share convertible (at $2.25 per share) into 444.4444 shares of Common Stock, or an aggregate of 4,444,444 shares of Common Stock. Purchasers of the Series B Preferred Stock (the "INVESTORS") acquired two classes of warrants to purchase shares of Common Stock (collectively, the "WARRANTS"), exercisable on or prior to March 15, 2011. The first class of warrants are exercisable for a period of five years and represent the right to purchase an aggregate of 1,111,111 shares of Common Stock at an exercise price of $2.75 per share and the second class of warrants are exercisable for a period of five years and represent the right to purchase an aggregate of 1,111,111 shares of Common Stock at an exercise price of $3.25 per share. If at any time after one year from the date of issuance of the warrants there is no effective registration statement registering, or no current prospectus available for, the resale of the shares underlying the warrants by the holder of such warrants, then the warrants may also be exercised at such time by means of a "cashless exercise". The private placement of the Series B Preferred Stock and the Warrants was made pursuant to a Securities Purchase Agreement, dated as of March 15, 2006 (the "PURCHASE AGREEMENT") between the Registrant and the Investors. For so long as the Series B Preferred Stock is outstanding, if at any time the Registrant issues Common Stock or securities convertible or exercisable for Common Stock, the holders of the Series B Preferred Stock will have preemptive rights to purchase their PRO RATA share of the Common Stock or securities convertible or exercisable for Common Stock on the same terms, conditions and price provided for in such issuance; provided, that this right is subject to exceptions as set forth in the Purchase Agreement. Until 180 days after the date the initial registration statement filed by the Registrant pursuant to the Registration Rights Agreement, dated as of March 15, 2006 (the "REGISTRATION RIGHTS AGREEMENT"), between the Registrant and the Investors, is first declared effective by the Securities and Exchange Commission (the "COMMISSION"), the Registrant shall not issue shares of Common Stock or securities convertible or exercisable for Common Stock, other than exceptions as set forth in the Purchase Agreement. The Registrant agrees to obtain approval from the shareholders of the Registrant with respect to the transactions contemplated by the Purchase Agreement and documents related thereto, including the issuance of all of the shares of Common Stock underlying the Series B Preferred Stock and warrants in excess of 19.99% of the issued and outstanding Common Stock of the Registrant on March 15, 2006. The Registrant is also to bear the legal fees and expenses of one counsel for the Investors not to exceed $50,000.

         The gross proceeds of the sale was $10,000,000 before payment of $800,000 in commissions to the Placement Agent and selected dealers. The Registrant is also to bear the legal fees and expenses of counsel to the Placement Agent and 2% expenses in an amount equal to $200,000. Pursuant to the placement agent agreement, the Registrant issued to the Placement Agent and its designees warrants to purchase 355,555 shares of Common Stock. Such warrants are at an exercise price of $2.25 per share, exercisable on or prior to March 15, 2011 and with a cashless exercise provision.

          Holders of the Series B Preferred Stock are provided demand and piggy-back registration rights at Registrant's expense. Registrant has agreed to file a registration statement under the Securities Act of 1933, as amended (the "ACT") for resale the shares of Common Stock ("REGISTRABLE SECURITIES") issuable upon conversion of the Series B Preferred Stock, upon exercise of the Warrants (including the Placement Agent's warrants) and as payment of dividends on the Series B Preferred Stock within 30 days of the closing of the private placement as set forth in the


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Registration Rights Agreement.  If (i) a registration  statement is not filed on or prior to such 30-day period, or (ii) the Registrant fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Act, within six trading days of the date that the Registrant is notified (orally or in writing, whichever is earlier) by the Commission that a registration statement will not be "reviewed," or is not subject to further review, or (iii) a registration statement filed or required to be filed hereunder is not declared effective by the Effectiveness Date (as such term is defined in the Registration Rights Agreement), or (iv) after the Effectiveness Date, a registration statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Investors are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities for more than 30 consecutive calendar days or more than an aggregate of 45 calendar days during any 12-month period, then the Registrant shall pay as partial liquidated damages an amount equal to 2% of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement for any Registrable Securities then held by such Investor and which may not then be sold by the registration statement or under Rule 144, up to a maximum of 18% per Investor of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement. If the Registrant fails to pay any partial liquidated damages in full within seven days after the date payable, the Registrant will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, including the interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an event giving rise to an obligation to pay such partial liquidated damages.

         Each of the purchasers of the Series B Preferred Stock has represented that such purchaser is an "accredited investor" and has agreed that the securities issued in the private placement are to bear a restrictive legend against resale without registration under the Act. The Series B Preferred Stock and warrants were sold by Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act and Regulation D thereunder.

         See Item 5.03 for the filing by Registrant of the Certificate of Designation, Preferences and Rights of Series B Preferred Stock which provides among other things for preferential rights of the Series B Preferred Stock as to dividends and liquidation over those of the Common Stock and the prohibition of the payment of dividends on the Common Stock without the consent of the holders of a majority of the then outstanding shares of Series B Preferred.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

         On March 15, 2006, pursuant to the authority of its Board of Directors, Registrant filed with the Secretary of State of Delaware the Certificate of Designations, Preferences and Rights of Series B Preferred Stock (the "PREFERRED CERTIFICATE").

         The Series B Preferred Stock are to accrue dividends at the rate of 8% per annum on their purchase price of $1,000 per share (increasing to 15% per annum after March 15, 2008) payable quarterly on January 1, April 1, July 1 and October 1, payable in cash or shares of Common Stock (95% of the average of the VWAP (as defined in the Preferred Certificate) for the 20 consecutive trading days ending on the trading day that is immediately prior to the dividend payment date) in accordance with the terms of the Preferred Certificate. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within 5 trading days, following a dividend payment date, shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum



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or the lesser rate permitted by applicable law (such fees to accrue daily,  from the dividend payment date through and including the date of payment). No payment or dividends may be payable on Common Stock or any other capital stock ranked junior to the Series B Preferred Stock prior to the satisfaction of the dividend obligation on the Series B Preferred Stock.

         Each share of Series B Preferred Stock will be entitled to a preference equal to the per share purchase price ($1,000 subject to adjustment) plus any accrued but unpaid dividends thereon and any other fees or liquidated damages owing thereon upon the liquidation, dissolution or winding-up of the Registrant, whether voluntary or involuntary ("LIQUIDATION"), which preference is senior to any other capital stock ranked junior to the Series B Preferred Stock.

         The holders of Series B Preferred Stock will not have any voting rights except as specifically provided in the Preferred Certificate or as required by law. The Registrant shall not without the prior affirmative vote of holders of at least 70% of the then outstanding shares of Series B Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Preferred Certificate, (ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to or otherwise PARI PASSU with the Series B Preferred Stock, (iii) amend its certificate of incorporation, bylaws or other charter documents in any manner that adversely affects any rights of the holders of the Series B Preferred Stock, (iv) increase the authorized number of shares of Series B Preferred Stock, (v) enter into any agreement with respect to any of the foregoing, (vi) other than Permitted Indebtedness (as defined in the Preferred Certificate) until March 15, 2009, incur any indebtedness for borrowed money of any kind, (vii) other than Permitted Liens (as defined in the Preferred Certificate) until March 15, 2009, incur any liens of any kind, (viii) repay or repurchase other than more than a de minimis number of shares of Common Stock or securities convertible or exchangeable into Common Stock, other than as permitted by the Preferred Certificate, (ix) pay cash dividends or distributions on any securities of the Registrant junior to the Series B Preferred Stock or
(x) enter into any  agreement or  understanding  with respect to clauses  (iii),
(vi), (vii), or (viii). Notwithstanding the above, the Registrant may issue any security issued in connection with a Strategic Transaction (as defined in the Preferred Certificate) that ranks as to dividends, redemption or distribution of assets upon a Liquidation PARI PASSU with or junior to the Series B Preferred Stock without the prior affirmative vote of holders of at least 70% of the then outstanding shares of Series B Preferred Stock.

         Each share of Series B Preferred  Stock is initially  convertible  into
444.4444 shares of Common Stock. The conversion price for the Series B Preferred Stock is equal to $2.25 subject to adjustment for certain events, including dividends, stock splits, combinations and the sale of Common Stock or securities convertible into or exercisable for Common Stock at a price less than the then applicable conversion price. If the Registrant does not meet its share delivery requirements set forth in the Preferred Certificate, the holders of Preferred Stock shall be entitled to (i) liquidated damages, payable in cash, and (ii) cash equal to the amount by which such holder's total purchase price for the shares of Common Stock exceeds the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed.

         The Registrant may force conversion of the Series B Preferred Stock in the event the Registrant provides written notice to the holders of the Series B Preferred Stock that the VWAP (as defined in the Preferred Certificate) for each 20 consecutive trading day period during a Threshold Period (as defined in the Preferred Certificate) of Common Stock exceeded $5.38 (subject to adjustment) and the volume for each trading day during


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such  Threshold  Period exceed 50,000 shares  (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like).

         Upon the occurrence of certain Triggering Events (as defined in the Preferred Certificate), the Registrant shall redeem each share of Series B Preferred Stock for cash in an amount equal to 130% of the stated value, all accrued but unpaid dividends thereon and all liquidated damages and other costs, expenses or amounts due in respect of the Series B Preferred Stock (the "TRIGGERING REDEMPTION AMOUNT"). Upon certain Triggering Events, the Registrant shall redeem each share of Series B Preferred Stock for shares of Common Stock equal to the number of shares of Common Stock equal to the Triggering Redemption Amount divided by 85% of the average of the VWAP for the 10 consecutive trading days immediately prior to the date of the redemption. If at any time the Commission, the Registrant's auditors, American Stock Exchange (or similar trading exchange) or any other governmental or regulatory authority having jurisdiction over the Registrant determines that a Triggering Event for which a holder shall be entitled to a cash redemption constitutes a condition for redemption which is not solely within the control of the Registrant (as set forth in Item 28 of Rule 5-02 of Regulation S-X of the Securities Exchange Act of 1934, as amended), or that as a result of any such Triggering Event, the Series B Preferred Stock shall not be included in the Registrant's balance sheet under the heading "stockholder equity", then the holders of Series B Preferred Stock shall not be entitled to receive a cash payment, but instead shall be entitled to receive shares of Common Stock.

         The Registrant may redeem all of the Series B Preferred Stock outstanding, at any time after March 15, 2008 for a redemption price, payable in cash, for each share of Series B Preferred Stock equal to (i) 150% of the stated value, (ii) accrued but unpaid dividends thereon and (iii) all liquidated damages and other amounts due in respect of the Series B Preferred Stock.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         a)   Not applicable.

         b)   Not applicable.

         c)   Exhibits

                Exhibit 3.1 Certificate of Designations, Preferences and Rights of Series B Preferred Stock as filed with the Secretary of State of Delaware

                Exhibit 4.1   Form of Series B Preferred Stock Certificate

                Exhibit 4.2   Form of Series A Warrant

                Exhibit 4.3   Form of Series B Warrant

                Exhibit 4.4   Form of Warrant issued to Placement Agent

                Exhibit 10.1  Form of Securities Purchase Agreement

                Exhibit 10.2  Form of Registration Rights Agreement

                Exhibit 10.3  Form  of  Placement   Agent   Agreement, between
                              Registrant and Indigo Securities, LLC

                99.1          Press Release dated March 16, 2006



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ELITE PHARMACEUTICALS, INC.


Date: March 15, 2006                                 By: Bernard Berk
                                                     ---------------------------
                                                     Bernard Berk
                                                     Chief Executive Officer